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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 25, 1998

                                Ferro Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

         1-584                                        34-0217820
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(Commission File Number)                 (I.R.S. Employer Identification No.)

                1000 Lakeside Avenue, Cleveland, Ohio 44114-1183
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                                  216/641-8585
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.           Financial Statements and Exhibits
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(c) Exhibits

         The following exhibits are being filed as part of this Form 8-K.

Exhibit No.                Exhibit

(4a-1)                     Form of Security (7 1/8% Debentures due 2028)

(12b)                      Computation of Earnings to Combined Fixed Charges and
                                Preferred Stock Dividends

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Ferro Corporation
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                                                      (Registrant)


Date:  March 25, 1998                           By:/s/ D. Thomas George
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                                                   D. Thomas George, Treasurer